Income Taxes - Summary of Provision for Income Taxes (Detail) - USD ($) $ in Thousands	9 Months Ended	12 Months Ended
	Sep. 30, 2020	Dec. 31, 2019	Dec. 31, 2018
Current provision:
Federal		$ (638)	$ (1,319)
State		(104)	324
Current provision		(742)	(995)
Deferred expense:
Federal		36	5,163
State			1,082
Deferred expense		36	6,245
Income tax expense (benefit) from continuing operations		(706)	5,250
Net income tax provision	$ (37,696)	$ (706)	$ 5,250